Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	10

	Debtor	For the Month Ending:	31-Mar-09
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		12,188,545

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		12,183,762

3. BEGINNING BALANCE:		4,784

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	1,919,000

TOTAL RECEIPTS THIS PERIOD:		1,919,000

5. BALANCE:		1,923,784

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		1,918,880

7. ENDING BALANCE:		4,904

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes
(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	Disbursed	Amount
3/4/2009	wire	John Charles Loring	Travel Expense Reimbursement		$532	$532
3/4/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		615	615
3/4/2009	wire	Shareholder.com	A/P vendor payments		885	885
3/4/2009	wire	Solon Group, Inc.	Professional fees		3,055	3,055
3/4/2009	wire	CRG Partners Group LLC	Professional fees		18,398	18,398
3/4/2009	wire	KPMG Corporate Finance LLC	Professional fees		26,842	26,842
3/4/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		81,999	81,999
3/4/2009	wire	Patton Boggs LLP	Professional fees		171,750	171,750
3/4/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		193,467	193,467
3/4/2009	wire	Patton Boggs LLP	Professional fees		291,921	291,921
3/4/2009	6000000407	LA Fine Arts	A/P vendor payments		330	330
3/4/2009	6000000408	Mellon Investor Services LLC	A/P vendor payments		2,841	2,841
3/11/2009	wire	Bowne of Los Angeles Inc	A/P vendor payments		350	350
3/11/2009	wire	Barney Northcote	Director Fees		5,833	5,833
3/11/2009	wire	David S. Depillo	Director Fees		5,833	5,833
3/11/2009	wire	John Charles Loring	Director Fees		5,833	5,833
3/11/2009	wire	Robert Shackleton	Director Fees		5,833	5,833
3/11/2009	wire	Mark Schaffer	Director Fees		5,833	5,833
3/11/2009	wire	Kurtzman Carson Consultants	Professional fees		11,595	11,595
3/11/2009	wire	FTI Consulting	Professional fees		133,538	133,538
3/11/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		142,778	142,778
3/11/2009	6000000409	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,048	1,048
3/11/2009	6000000410	Stephen H. Gordon	Director Fees		5,833	5,833
3/18/2009	wire	CRG Partners Group LLC	Professional fees		4,090	4,090
3/18/2009	wire	Solon Group, Inc.	Professional fees		10,452	10,452
3/18/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		60,011	60,011
3/18/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		142,368	142,368
3/18/2009	6000000411	Iron Mountain Records Mgmt Inc	A/P vendor payments		1,444	1,444
3/18/2009	6000000412	William M. Stern	OEC Member - Travel Expense Reimbursement		1,156	1,156
3/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,638	2,638
3/25/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		147,141	147,141
3/25/2009	wire	FTI Consulting	Professional fees		181,393	181,393
3/25/2009	wire	Epstein, Becker, & Green P.C.	Professional fees		251,245	251,245

						—

			TOTAL DISBURSEMENTS THIS PERIOD:	$—	$1,918,880	$1,918,880

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$10,737

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

6000000410	3/11/2009	5,833

TOTAL OUTSTANDING CHECKS:			$5,833

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$4,904

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,718,649

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	5,218,594

3. BEGINNING BALANCE:	26,500,055

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account
Transferred from Overnight Investment Account
Interest Income	2,582

TOTAL RECEIPTS THIS PERIOD:	2,582

5. BALANCE:	26,502,637

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)	1,919,000

Disbursements (from page 5)	3,172

7. ENDING BALANCE:	24,580,464

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
3/4/2009	wire	Fremont General Corporation	Bank account transfer	$793,000		$793,000
3/11/2009	wire	Fremont General Corporation	Bank account transfer	324,000		324,000
3/18/2009	wire	Fremont General Corporation	Bank account transfer	220,000		220,000
3/20/2009	wire	Wells Fargo	Client Analysis Service Charge		3,172	3,172
3/25/2009	wire	Fremont General Corporation	Bank account transfer	582,000		582,000

			TOTAL DISBURSEMENTS THIS PERIOD:	$1,919,000	$3,172	$1,922,172

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	3/31/2009	Balance on Statement:	$24,580,464

Plus deposits in transit (a):
	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):
Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$24,580,464

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	March 31, 2009
		Gross Sales Subject to Sales Tax:	—

		Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:
	TOTAL:	—	—

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:	3/31/2009
(Provide a copy of monthly account statements for each of the below)

	General Account:	4,904

	Money Market Account:	24,580,464

	Payroll Account: (1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			24,585,368

Petty Cash Transactions: Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	2,475	—	—

31 - 60 days	10,726	—	—

61 - 90 days	—		—

91 - 120 days	—		—

Over 120 days	22,717	118,819

TOTAL:	35,919	118,819

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/09-4/01/09	4/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Platte River	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Zurich American	Excess Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Continental Ins.	Excess Crime Coverage	10,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
March 31, 2009	3,442,105	10,400			10,400
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		26,001		15,601	10,400

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees / Travel Expense Reimbursement	6,365
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	3/31/09	6/19/08-3/31/09
Sales/Revenue:

Net Sales/Revenue	$—	$—

Cost of Goods Sold:

Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll - Insiders	—	—

Compensation- regular (intercompany allocation)	104,216	1,368,957

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive	629	(1,720,358)

Occupancy	1,708	498,214

Payroll Taxes		—

Other Taxes (Itemize)	—	—

Information systems	4,305	28,191

Advertising and promotion		23,635

Telecom	—	2,932

Travel		1,243

Printing and supplies	1,720	16,793

Postage		(29,156)

All other	41,696	396,280

Depreciation and Amortization	2,072	20,683

Rent Expense - Real Property		—

Lease Expense - Personal Property	—	—

Insurance	162,303	1,531,629

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	318,649	2,139,043

Net Gain/(Loss) from Operations	(318,649)	(2,139,043)

Non-Operating Income:
Interest Income	2,591	208,881

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(3,978,030)	157,364,061

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(3,975,439)	157,497,666

Non-Operating Expenses:
Interest Expense (1)	23,914	224,792

Legal and Professional (Itemize) (2)	1,094,591	8,375,339

Other (Itemize)	—	—

Total Non-Operating Expenses	1,118,505	8,600,131

NET INCOME/(LOSS)	$(5,412,593)	$146,758,492

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$24,585,368

Accounts Receivable	118,819

Intercompany Receivable	605,289

Prepaid Expenses	3,013,407

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,710,998

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		43,126,658

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(121,157)

Net Property, Plant, and Equipment		165,857

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,921

Investment in Subsidiary	441,947,086

Total Other Assets		441,962,007

TOTAL ASSETS		$485,254,522

LIABILITIES
Post-petition Liabilities:

Accounts Payable	35,919

Accruals (1)	2,354,367

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	1,877,898

Total Post-petition Liabilities		4,268,184

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	341,534,807

Total Pre-petition Liabilities		341,534,807

TOTAL LIABILITIES		345,802,991

EQUITY:
Pre-petition Owners’ Equity	(17,544,686)

Post-petition Profit/(Loss)	146,758,492

Direct Charges to Equity	10,237,725

TOTAL EQUITY		139,451,531

TOTAL LIABILITIES & EQUITY		$485,254,522

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☑	☐

		No	Yes

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☑	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
	See “Order Granting Motion for Relief From the Automatic Stay,” filed and entered on March 24, 2009 [Docket No. 555].	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☑	☐

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Attorney or Party Name, Address, Telephone & Fax Numbers, and California State Bar Number	FOR COURT USE ONLY

Robert W. Jones (State Bar No. TX 10951200)
Brent R. McIlwain (State Bar No. TX 24013140)
Kristen N. Beall (State Bar No. TX 24059049)
Patton Boggs LLP
2001 Ross Avenue, Suite 3000
Dallas, Texas 75201
214/758-1500-Phone       214-758-1550-Facsimile
☐ Individual appearing without counsel
☑ Attorney for Movant

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA

In re: Fremont General Corporation,	CHAPTER: 11
a Nevada corporation,
CASE NO.: 8:08-bk-13421-ES

DATE: March 3, 2009
TIME: 9:30 am
CTRM: 5A
Debtor(s).	FLOOR:

ORDER GRANTING MOTION FOR RELIEF FROM THE AUTOMATIC STAY
UNDER 11 U.S.C. § 362 (Personal Property)
(MOVANT: Fremont General Corporation and Fremont Reorganizing Corporation)

1.	The Motion was:	☐ Contested	☑ Uncontested	☐ Settled by Stipulation

2.	The Motion affects the following personal property (“Property”):

	☐	Vehicle (describe year, manufacturer, type and model):

Vehicle Identification Number:
Location of vehicle (if known):

	☐	Equipment (describe manufacturer, type, and characteristics):

Serial numbers(s):
Location (if known):

	☑	Other Personal Property (describe type, identifying information, and location): BPL for Financial Institutions No. 8207-7796 Issued by Federal Insurance Company for January 1, 2007 to January 1, 2008.

	☐	See Exhibit attached to this Order.

3.	The Motion is granted under:	☐ 11 U.S.C. § 362(d)(1)	☑ 11 U.S.C. § 362(d)(2)

4.	As to Movant, its successors, transferees and assigns (“Movant”), the stay of 11 U.S.C. § 362(a) is:

a. ☐ Terminated as to Debtor(s) and Debtor’s(s’) bankruptcy estate.

b. ☐ Annulled retroactively to the date of the bankruptcy petition filing.
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property)

In re: Fremont General Corporation,
a Nevada corporation,		CHAPTER:	11

	Debtor(s).	CASE NUMBER:	8:08-bk-13421-ES
     c.       ☑  Modified or conditioned as set forth below:
i.	The automatic stay is lifted to the extent it applies to the use of the proceeds of the BPL for Financial Institutions Policy No. 9207-7796 (the “Policy”) issued by Federal Insurance Company as contemplated in the Motion, and to permit Federal Insurance Company to advance to Fremont Reorganizing Corporation, under the terms and conditions of the Policy, certain defense costs that Fremont Reorganizing Corporation has incurred and is continuing to incur in certain litigation (described more fully in the Memorandum of Points and Authorities in Support of Motion of Debtor and FRC for Relief from Automatic Stay to Permit Insurer to Pay “BPL” Insurance Policy Proceedsing; and Declaration of John W. Schryber (the “Memorandum”)[Docket No. 270] as the “Massachusetts Litigation”);

ii.	Nothing in this Order shall constitute a determination that the proceeds of the Policy issued by Federal Insurance Company are property of the Debtor’s estate and the rights of all parties in interest to assert that the proceeds of the Policy are, or are not, property of the Debtor’s estate are reserved; and

iii.	With respect to lawsuits that may be tendered to Federal Insurance Company by Fremont General Corporation or Fremont Reorganizing Corporation in the future, the automatic stay is lifted to permit advances of Defense Costs (as defined in the Memorandum) incurred in any lawsuits that Federal Insurance Company may determine to be covered under the Policy without further order of the court.

5.	☐	Movant may enforce its remedies to repossess or otherwise obtain possession and dispose of the Property in accordance with applicable non-bankruptcy law, but may not pursue any deficiency claim against the Debtor(s) or property of the estate except by filing a Proof of Claim pursuant to 11 U.S.C. § 501.

6.	☐	Movant shall not repossess the Property before the following date (specify):

7.	☐	The stay shall remain in effect subject to the terms and conditions set forth in the Adequate Protection Attachment to this Order.

8.	☐	In chapter 13 cases, the trustee shall not make any further payments on account of Movant’s secured claim after entry of this Order. The secured portion of Movant’s claim is deemed withdrawn upon entry of this Order without prejudice to Movant’s right to file an amended unsecured claim for any deficiency. Absent a stipulation or order to the contrary, Movant shall return to the trustee any payments received from the trustee on account of Movant’s secured claim after entry of this Order.
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property)

In re: Fremont General Corporation,		CHAPTER:	11
a Nevada corporation,
	Debtor(s).	CASE NUMBER:	8:08-bk-13421-ES

9.	This Court further orders as follows:

	a.	☐	This Order shall be binding and effective despite any conversion of this bankruptcy case to a case under any other chapter of Title 11 of the United States Code.
	b.	☑	The 10-day stay provided by Bankruptcy Rule 4001(a)(3) is waived.
	c.	☐	The provisions set forth in the Extraordinary Relief Attachment shall also apply (attach Optional Form F 4001-10-ER).
	d.	☐	See attached continuation page for additional provisions.
###

DATED: March 24, 2009
United States Bankruptcy Judge
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property)

In re: Fremont General Corporation, a Nevada corporation,		CHAPTER: 11
	Debtor(s).	CASE NUMBER: 8:08-bk-13421-ES
NOTE: When using this form to indicate service of a proposed order, DO NOT list any person or entity in Category I. Proposed orders do not generate an NEF because only orders that have been entered are placed on the CM/ECF docket.
PROOF OF SERVICE OF DOCUMENT
I am over the age of 18 and not a party to this bankruptcy case or adversary proceeding. My business address is:
A true and correct copy of the foregoing document described [Proposed] Order Granting Motion for Relief from the Automatic Stay Under 11 U.S.C. § 362 (Personal Property) will be served or was served (a) on the judge in chambers in the form and manner required by LBR 5005-2(d); and (b) in the manner indicated below:
I. TO BE SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) – Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s) (“LBR”), the foregoing document will be served by the court via NEF and hyperlink to the document. On                                          , I checked the CM/ECF docket for this bankruptcy case or adversary proceeding and determined that the following person(s) are on the Electronic Mail Notice List to receive NEF transmission at the email address(es) indicated below:

None.
☐ Service information continued on attached page
II. SERVED BY U.S. MAIL OR OVERNIGHT MAIL(indicate method for each person or entity served):
On March 9, 2009, I served the following person(s) and/or entity(ies) at the last known address(es) in this bankruptcy case or adversary proceeding by placing a true and correct copy thereof in a sealed envelope in the United States Mail, first class, postage prepaid, and/or with an overnight mail service addressed as follows. Listing the judge here constitutes a declaration that mailing to the judge will be completed no later than 24 hours after the document is filed.

See following page.
☑ Service information continued on attached page
III. SERVED BY PERSONAL DELIVERY, FACSIMILE TRANSMISSION OR EMAIL (indicate method for each person or entity served): Pursuant to F.R.Civ.P. 5 and/or controlling LBR, on                                         I served the following person(s) and/or entity(ies) by personal delivery, or (for those who consented in writing to such service method), by facsimile transmission and/or email as follows. Listing the judge here constitutes a declaration that personal delivery on the judge will be completed no later than 24 hours after the document is filed.

☐ Service information continued on attached page
I declare under penalty of perjury under the laws of the United States of America that the foregoing is true and correct.

03/9/2009 Melissa Altamirano	/s/ Melissa Altamirano

Date Type Name	Signature
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property)

In re: Fremont General Corporation, a Nevada corporation,		CHAPTER: 11
	Debtor(s).	CASE NUMBER: 8:08-bk-13421-ES
SERVICE BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)
SERVICE BY U.S. MAIL

Fremont Reorganizing Corporation (f/k/a Fremont Investment & Loan) 2727 East Imperial Highway Brea, CA 92821 Attn: General Counsel	Fremont General Corporation 2727 East Imperial Highway Brea, CA 92821 Attn: General Counsel

Defendant Federal Insurance Company 15 Mountainview Rd. Warren, New Jersey 07059-6711	John Thomas Gilbert John W. Schryber Robert W. Jones Patton Boggs LLP 2001 Ross Avenue, Suite 3000 Dallas, Texas 75201-8001

Wallace Christensen Troutman Sanders LLP 401 9th Street, N.W. Suite 1000 Washington, D.C. 20004-2134	United States Trustee 411 West Fourth Street, Suite 9041 Santa Ana, CA 92701-4593

David J. Hensler Hogan & Hartson LLP 555 Thirteenth Street, NW Washington, DC 20004
SERVICE BY OVERNIGHT MAIL

This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property

In re: Fremont General Corporation, a Nevada corporation,		CHAPTER: 11
	Debtor(s).	CASE NUMBER: 8:08-bk-13421-ES
NOTE TO USERS OF THIS FORM:
1) Attach this form to the last page of a proposed Order or Judgment. Do not file as a separate document.
2) The title of the judgment or order and all service information must be filled in by the party lodging the order.
3) Category I. below: The United States trustee and case trustee (if any) will always be in this category.
4) Category II. below: List ONLY addresses for debtor (and attorney), movant (or attorney) and person/entity (or attorney) who filed an opposition to the requested relief. DO NOT list an address if person/entity is listed in category I.
NOTICE OF ENTERED ORDER AND SERVICE LIST
Notice is given by the court that a judgment or order entitled (specify) Order Granting Motion for Relief from the Automatic Stay Under 11 U.S.C. §362 (Personal Property) was entered on the date indicated as “Entered” on the first page of this judgment or order and will be served in the manner indicated below:
I. SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) Pursuant to controlling General Order(s) and Local Bankruptcy Rule(s), the foregoing document was served on the following person(s) by the court via NEF and hyperlink to the judgment or order. As of March 9, 2009, the following person(s) are currently on the Electronic Mail Notice List for this bankruptcy case or adversary proceeding to receive NEF transmission at the email address(es) indicated below.

See following page.
☑ Service information continued on attached page
II. SERVED BY THE COURT VIA U.S. MAIL: A copy of this notice and a true copy of this judgment or order was sent by U.S. Mail to the following person(s) and/or entity(ies) at the address(es) indicated below:

See following page.
☑ Service information continued on attached page
III. TO BE SERVED BY THE LODGING PARTY: Within 72 hours after receipt of a copy of this judgment or order which bears an “Entered” stamp, the party lodging the judgment or order will serve a complete copy bearing an “Entered” stamp by U.S. Mail, overnight mail, facsimile transmission or email and file a proof of service of the entered order on the following person(s) and/or entity(ies) at the address(es), facsimile transmission number(s) and/or email address(es) indicated below:

☑ Service information continued on attached page
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property

In re: Fremont General Corporation, a Nevada corporation,		CHAPTER: 11
	Debtor(s).	CASE NUMBER: 8:08-bk-13421-ES
SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”)

Kristen N Beall	kbeall@pattonboggs.com, bmcilwain@pattonboggs.com

Dustin P Branch	dustin.branch@kattenlaw.com

Frank Cadigan	frank.cadigan@usdoj.gov

Jesse S Finlayson	jfinlayson@faw-law.com, wmills@faw-law.com

Matthew Heyn	mheyn@ktbslaw.com

Whitman L Holt	wholt@stutman.com

Mark D Houle	mark.houle@pillsburylaw.com

Michelle Hribar	mhribar@rutan.com

Lewis R Landau	lew@landaunet.com

Kerri A Lyman	klyman@irell.com

Robert S Marticello	Rmarticello@wgllp.com

Sarah D Moyed	moyeds@sec.gov

David L Osias	bcrfilings@allenmatkins.com, dosias@allenmatkins.com

Jonathan Petrus	jpetrus@ktbslaw.com

David M Poitras	dpoitras@jmbm.com

Michael B Reynolds	mreynolds@swlaw.com, kcollins@swlaw.com

Jonathon Shenson	jshenson@ktbslaw.com

Evan D Smiley	esmiley@wgllp.com

Philip E Strok	pstrok@wgllp.com

Samuel J Teele	steele@lowenstein.com

United States Trustee (SA)	ustpregion16.sa.ecf@usdoj.gov

Alan Z Yudkowsky	ayudkowsky@stroock.com

This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009

Order on Motion for Relief from Stay (Personal Property)

In re: Fremont General Corporation, a Nevada corporation,		CHAPTER: 11
	Debtor(s).	CASE NUMBER: 8:08-bk-13421-ES
SERVED BY THE COURT VIA NOTICE OF ELECTRONIC FILING (“NEF”) (CONT’D)
Scott H Yun syun@stutman.com
SERVED BY THE COURT VIA U.S. MAIL

Fremont General Corporation	Fremont Reorganizing Corporation (f/k/a
2727 East Imperial Highway	Fremont Investment & Loan)
Brea, CA 92821	2727 East Imperial Highway
Attn: General Counsel	Brea, CA 92821
Attn: General Counsel
TO BE SERVED BY THE DEBTOR BY U.S. MAIL

Wallace Christensen	David J. Hensler
Troutman Sanders LLP	Hogan & Hartson LLP
401 9th Street, N.W. Suite 1000	555 Thirteenth Street, NW
Washington, D.C. 20004-2134	Washington, DC 20004
This form is mandatory by Order of the United States Bankruptcy Court for the Central District of California.
January 2009